UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3230 W. Commercial Boulevard, Suite 180
 Fort Lauderdale, Florida, United States 33132
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the "Company") held its 2025 Annual and Special Meeting of Shareholders (the "Annual Meeting") on June 30, 2025.

The 2022 Plan Amendment

At the Annual Meeting, the Company's shareholders approved an amendment (the "Amendment") of the Company's 2022 Incentive Compensation Plan (the "2022 Plan") to increase the number of common shares of the Company (the "Common Shares") reserved for issuance to participants under the 2022 Plan from 2,500,000 Common Shares to 4,500,000 Common Shares. Previously, on April 11, 2025, the board of directors of the Company (the "Board") authorized the Amendment, subject to the Company's shareholders approving such Amendment at the Annual Meeting.

The Amendment became effective immediately upon shareholder approval at the Annual Meeting. A more complete summary of the terms of the Amendment is set forth in "Proposal 3: Approval of Amendment to the 2022 Plan" in the Company's definitive proxy statement filed with the Securities and Exchange Commission on May 6, 2025 (the "Proxy Statement"), which description and text are incorporated herein by reference.

The foregoing description of the terms of the Amendment and the description thereof incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2022 Plan, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Repricing and Amendment of Vesting Terms of Certain Outstanding Stock Appreciation Rights

At the Annual Meeting, the Company's shareholders approved the repricing and amendment of vesting terms of certain outstanding Stock Appreciation Rights granted to certain employees and executive officers of the Company (the "Stock Appreciation Rights Repricing"). The Stock Appreciation Rights Repricing became effective immediately upon the closing of the Annual Meeting.

The December 2023 SARs, August 2024 SARs and December 2024 SARs (in each case, as defined in the Proxy Statement) were repriced to an exercise price per right of $0.58, which is equal to the closing price of the Company's Common Shares on Nasdaq on June 30, 2025, the date the Company's shareholders approved the Stock Appreciation Rights Repricing.

The vesting terms of the December 2023 Starke SARs (as defined in the Proxy Statement), of which there are 1,028,665 outstanding, and the August 2024 Starke SARs (as defined in the Proxy Statement), of which there are 575,319 outstanding, were amended such that the first of nine tranches will vest upon the Company's share price increasing by 25% from $0.58, with each tranche thereafter requiring an additional 25% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	25%
2	50%
3	75%
4	100%
5	125%
6	150%
7	175%
8	200%
9	225%

The vesting terms of the December 2023 Vaiman SARs (as defined in the Proxy Statement), of which there are 342,888 outstanding, and the August 2024 Vaiman SARs (as defined in the Proxy Statement), of which there are 191,773 outstanding, were amended such that the first of eight tranches will vest upon the Company's share price increasing by 25% from $0.58, with each tranche thereafter requiring an additional 25% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	25%
2	50%
3	75%
4	100%
5	125%
6	150%
7	175%
8	200%

The foregoing description of the terms of the Stock Appreciation Rights Repricing and the description thereof incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Form of Unvested Stock Appreciation Rights Agreement with respect to the December 2023 SARs and August 2024 SARs (each as defined in the Proxy Statement) and the full text of the Form of Vested Stock Appreciation Rights Agreement with respect to the December 2024 SARs (as defined in the Proxy Statement), copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for the proposals submitted to a vote of the Company's shareholders at the Annual Meeting are as follows:

Proposal 1: Election of five directors to the Board to hold office until the Company's 2026 Annual Meeting of Shareholders or until their respective successors are elected or appointed:

				Broker
Director	For	Against	Abstentions	Non-Votes
Clifford Starke	7,329,521	1,500,756	20,277	4,127,339
Sammy Dorf	8,014,311	815,247	20,996	4,127,339
Edward Woo	8,622,354	204,155	24,045	4,127,339
Manfred Leventhal	8,715,612	114,001	20,941	4,127,339
Harold Wolkin	8,560,356	264,945	25,253	4,127,339

Proposal 2: Reappointment of Davidson & Company LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2025 and authorization of the Board to fix their renumeration.

For	Against	Abstentions
12,637,347	225,303	115,243

 Proposal 3: Approval of an amendment to the Company's 2022 Plan to increase the number of shares issuable thereunder from 2,500,000 to 4,500,000 shares.

			Broker
For	Against	Abstentions	Non-Votes
5,548,268	3,293,584	8,702	4,127,339

Proposal 4: Approval of the grant of Stock Appreciation Rights to the Company's Chief Executive Officer, Chief Financial Officer, and Executive Chairman.

			Broker
For	Against	Abstentions	Non-Votes
1,291,659	7,547,118	11,777	4,127,339

Proposal 5: Give our Board the authority, at its discretion, to effect a share consolidation of the Company's outstanding Common Shares at a ratio not less than 10:1 and not greater than 100:1 without reducing the authorized number of Common Shares, and to be effected, if at all, in the sole discretion of our Board at any time within one year of the date of the Annual Meeting without further approval or authorization of our shareholders.

For	Against	Abstentions
10,996,887	1,296,154	684,851

Proposal 6: Approval of the repricing and amendment of vesting terms of certain outstanding Stock Appreciation Rights granted to certain employees and executive officers of the Company.

			Broker
For	Against	Abstentions	Non-Votes
5,292,718	3,547,911	9,925	4,127,339

Based on the foregoing votes, each of Clifford Starke, Sammy Dorf, Edward Woo, Manfred Leventhal and Harold Wolkin were elected to the Company's Board, and Proposals 2, 3, 5 and 6 were approved. Proposal 4 was not approved. No other proposals were submitted for shareholder approval at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	2022 Incentive Compensation Plan
10.1	Form of Unvested Stock Appreciation Rights Agreement, dated June 30, 2025
10.2	Form of Vested Stock Appreciation Rights Agreement, dated June 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: June 30, 2025	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer